Western Refining Logistics, L.P.	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Western Refining Logistics, L.P. [Text Block]
29. Western Refining Logistics, LP
WNRL is a publicly traded limited partnership that owns, operates, develops and acquires logistics assets and related businesses. WNRL's assets consist of pipeline and gathering assets and terminalling, transportation and storage assets, including approximately 685 miles of pipelines and approximately 8.2 million barrels of active storage capacity, as well as other assets in the Southwestern portion of the U.S. The majority of WNRL's assets are integral to the operations of Western's refineries located in El Paso, Texas and near Gallup, New Mexico.
At December 31, 2015, we held a 66.4% limited partner interest in WNRL including a non-economic general partner interest. This interest included 8,579,623 common partnership units and 22,811,000 subordinated partnership units. All intercompany transactions with WNRL are eliminated upon consolidation.
WNRL generates revenue by charging fees for gathering, transporting and storing crude oil on their pipeline systems and for terminalling, transporting and storing crude oil and refined products at their terminals. We do not provide financial or equity support through any liquidity arrangements or financial guarantees to WNRL.
WNRL provides us with various pipeline transportation, terminal distribution and storage services under long-term, fee-based commercial agreements expiring in 2023. These agreements contain minimum volume commitments. Each agreement has fees that are indexed for inflation and provides us with options to renew for two additional five-year terms.
In addition to commercial agreements, we are also party to an omnibus agreement with WNRL that among other things provides for reimbursement to us for various general and administrative services provided to WNRL. We are also party to an operational services agreement with WNRL, under which we are reimbursed for personnel services provided by Western in support of WNRL's operations of its pipelines, terminals and storage facilities.
WNRL entered into a credit agreement that provides for a $300 million senior secured revolving credit facility, expiring October 16, 2018. The revolving credit facility is available to fund working capital, acquisitions, distributions, capital expenditures and for other general partnership purposes.
Initial Public Offering
On October 10, 2013, the common partnership units of WNRL began trading on the New York Stock Exchange under the symbol "WNRL." On October 16, 2013, WNRL completed its initial public offering of 15,812,500 common units representing limited partner interests at a price of $22.00 per unit.
On October 16, 2013, in exchange for assets contributed at historical cost, Western received:

•	6,998,500 common partnership units and 22,811,000 subordinated partnership units, representing an aggregate 65.3% limited partner interest;

•	All WNRL's incentive distribution rights; and

•	An aggregate cash distribution of $244.9 million to certain of Western's wholly-owned subsidiaries.
A summary of the proceeds received and the use of proceeds was as follows (in thousands):

Proceeds received from sale of common units	$347,875

Use of proceeds:
Underwriting discounts and commissions	$20,873
Structuring fees	1,739
Offering expenses	2,117
Retained for working capital	75,683
Distributed to Western Refining, Inc.	244,884
Revolving credit agreement closing costs	2,579
Total	$347,875

Wholesale Acquisition
On October 15, 2014, pursuant to the terms of the Contribution Agreement, Western sold all of the outstanding limited liability company interests of WRW to WNRL, in exchange for consideration of $320 million in cash and 1,160,092 common units representing limited partner interests in WNRL. Western sold substantially all of its southwest wholesale assets including assets and related inventories of WRW's lubricant distribution, southwest bulk petroleum fuels distribution, and crude oil and products transportation businesses to WNRL.
The cash portion of the consideration consisted of $269.0 million in direct borrowings under the WNRL Revolving Credit Facility and $51.0 million from cash on-hand. We did not recognize a gain from the sale of WRW's assets to WNRL as the sale of assets was treated as a reorganization of entities under common control.
We entered into the following agreements with WNRL that each have initial ten year terms in connection with the Contribution Agreement:

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Product Supply Agreement – Western will supply and WNRL will purchase approximately 79,000 barrels per day of refined products for sale to WNRL’s wholesale customers. The agreement includes product pricing based upon OPIS or Platts indices on the day of delivery.

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Fuel Distribution and Supply Agreement – Western will purchase a minimum of 645,000 barrels per month of branded and unbranded motor fuels for our retail and cardlock sites at a price equal to WNRL’s product cost at each terminal, plus actual transportation costs, plus a margin of $0.03 per gallon.

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Crude Oil Trucking Transportation Services Agreement – Western will utilize WNRL’s crude oil trucks to haul a minimum of 1.525 million barrels of crude oil each month. Western will pay a flat rate per barrel based on the distance between the applicable pick-up and delivery points plus monthly fuel adjustments and customary applicable surcharges.

TexNew Mex Pipeline System Acquisition
On October 30, 2015, we sold to WNRL a 375 mile segment of the TexNew Mex Pipeline System that extends from WNRL's crude oil station in Star Lake, New Mexico, in the Four Corners region to its T station in Eddy County, New Mexico. We also sold an 80,000 barrel crude oil storage tank located at WNRL's crude oil pumping station in Star Lake, New Mexico and certain other related assets. WNRL acquired these assets from us in exchange for $170 million in cash and 421,031 common units representing limited partner interests in WNRL and 80,000 TexNew Mex Units.
In connection with the closing, we also entered into an amendment to our Pipeline and Gathering Services Agreement with WNRL (the "Amendment to the Pipeline Agreement"). The Amendment to the Pipeline Agreement amends the scope of the existing agreement to include the provision of storage services and a minimum volume commitment of 80,000 barrels of storage at the Star Lake storage tank. In this Amendment to the Pipeline Agreement, we have agreed to provide a minimum volume commitment of 13,000 bpd of crude oil for shipment on the Contributed TexNew Mex Pipeline for 10 years from the date of the Amendment to the Pipeline Agreement. We also amended our limited partnership agreement with WNRL whereby WNRL will issue us a new class of WNRL partnership interests, in connection with the acquisition, that entitle us to 80% of the economics resulting from crude oil throughput on the Contributed TexNew Mex Pipeline above 13,000 bpd. WNRL will be entitled to 20% of the economics resulting from crude oil throughput on the Contributed TexNew Mex Pipeline above our 13,000 bpd minimum volume commitment.
WNRL funded the cash consideration through $145.0 million in new borrowings under its Revolving Credit Facility and $25.0 million from cash on hand. As required for accounting purposes, WNRL recorded the acquired assets at the historical book value as the asset transaction was between entities under common control.